Document and Entity Information (USD $)	3 Months Ended
Mar. 31, 2011
Document And Entity Information Abstract
Document Type	10-Q
Amendment Flag	false
Document Period End Date	Mar 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q1
Entity Registrant Name	MGE Energy Inc
Entity Central Index Key	0001161728
Current Fiscal Year End Date	--12-31
Entity Well known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float	$ 830,046,005
Entity Common Stock Shares Outstanding	23,113,638

Consolidated Statements of Income (unaudited) (USD $) In Thousands, except Per Share data	3 Months Ended
	Mar. 31, 2011	Mar. 31, 2010
Operating Revenues:
Regulated electric revenues	$ 86,007	$ 81,994
Regulated gas revenues	77,437	76,547
Nonregulated revenues	1,161	1,102
Total Operating Revenues	164,605	159,643
Operating Expenses:
Fuel for electric generation	11,049	8,901
Purchased power	17,581	21,467
Cost of gas sold	50,947	52,684
Other operations and maintenance	39,413	41,030
Depreciation and amortization	10,016	9,222
Other general taxes	4,701	4,564
Total Operating Expenses	133,707	137,868
Operating Income	30,898	21,775
Other income, net	2,386	4,721
Interest expense, net	(4,850)	(3,908)
Income before income taxes	28,434	22,588
Income tax provision	(10,651)	(8,328)
Net Income	$ 17,783	$ 14,260
Earnings Per Share of Common Stock (basic and diluted)	$ 0.77	$ 0.62
Dividends per share of common stock	$ 0.375	$ 0.368
Average Shares Outstanding (basic and diluted)	23,114	23,114

Consolidated Balance Sheets (unaudited) (USD $) In Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2011		Dec. 31, 2010
Current Assets:
Cash and cash equivalents	$ 30,685		$ 7,110
Receivable - margin account	3,100		2,501
Accounts receivable, less reserves	43,557	[1]	40,153	[2]
Other accounts receivables, less reserves	3,869	[3]	4,082	[4]
Unbilled revenues	24,770		29,220
Materials and supplies, at average cost	15,968		17,642
Fossil fuel	7,321		6,758
Stored natural gas, at average cost	7,441		22,839
Prepaid taxes	11,333		22,496
Regulatory assets - current	1,098		1,732
Other current assets	6,313		7,769
Total Current Assets	155,455		162,302
Regulatory assets	122,248		121,085
Other deferred assets and other	11,188		10,654
Property, Plant, and Equipment:
Property, plant, and equipment, net	932,090		857,572
Construction work in progress	37,557		110,435
Total Property, Plant, and Equipment	969,647		968,007
Investments	58,593		55,845
Total Assets	1,317,131		1,317,893
Current Liabilities:
Long-term debt due within one year	2,667		1,667
Short-term debt	0		22,500
Accounts payable	27,881		32,555
Accrued interest and taxes	4,177		3,990
Accrued payroll related items	6,621		8,525
Deferred income taxes	553		2,398
Other current liabilities	9,590		9,577
Total Current Liabilities	51,489		81,212
Other Credits:
Deferred income taxes	170,406		166,774
Investment tax credit - deferred	2,006		2,081
Regulatory liabilities	21,731		23,772
Accrued pension and other postretirement benefits	106,558		123,648
Other deferred liabilities and other	67,812		60,975
Total Other Credits	368,513		377,250
Capitalization:
Common shareholders equity	534,265		525,080
Long-term debt	362,864		334,351
Total Capitalization	897,129		859,431
Commitments and contingencies (see Footnote 9)	0		0
Total Liabilities and Capitalization	$ 1,317,131		$ 1,317,893

[1]	less reserves of $4,359
[2]	less reserves of $3,994
[3]	less reserves of $576
[4]	less reserves of $595

Consolidated Balance Sheets (unaudited) (Parentheticals) (USD $) In Thousands	Mar. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets (unaudited)
Reserve for uncollectible accounts receivable	$ 4,359	$ 3,994
Reserve for uncollectible other accounts receivable	$ 576	$ 595

Consolidated Statements of Cash Flows (unaudited) (USD $) In Thousands	3 Months Ended
	Mar. 31, 2011	Mar. 31, 2010
Operating Activities:
Net Income	$ 17,783	$ 14,260
Items not affecting cash:
Depreciation and amortization	10,016	9,222
Deferred income taxes	1,622	(338)
Provision for doubtful receivables	1,038	848
Employee benefit plan expenses	3,394	3,149
Equity earnings in ATC	(2,097)	(2,186)
Gain on sale of property	(33)	(2,599)
Other items	211	1,119
Changes in working capital items:
Decrease in current assets	29,753	16,392
Decrease in current liabilities	(7,279)	(4,268)
Dividend income from ATC	1,682	1,693
Cash contributions to pension and other postretirement plans	(19,188)	(8,733)
Other noncurrent items, net	1,135	1,449
Cash Provided by Operating Activities	38,037	30,008
Investing Activities:
Capital expenditures	(9,843)	(14,415)
Capital contributions to investments	(425)	(532)
Purchase of investment - land	(1,794)	0
Proceeds from sale of property	33	2,731
Other	(452)	(52)
Cash Used for Investing Activities	(12,481)	(12,268)
Financing Activities:
Cash dividends paid on common stock	(8,670)	(8,515)
Repayment of long-term debt	(500)	(277)
Issuance of long-term debt	30,000	50,000
Decrease in short-term debt	(22,500)	(53,000)
Other	(311)	0
Cash Used for Financing Activities	(1,981)	(11,792)
Change in Cash and Cash Equivalents:	23,575	5,948
Cash and cash equivalents at beginning of period	7,110	4,704
Cash and cash equivalents at end of period	$ 30,685	$ 10,652

Consolidated Statements of Common Equity (unaudited) (USD $) In Thousands	Common Stock [Member]	Additional Paid-In Capital [Member]	Retained Earnings [Member]		Accumulated Other Comprehensive (Loss)/ Income [Member]		Total
Beginning balance, shares at Dec. 31, 2009	23,114
Beginning balance, value at Dec. 31, 2009	$ 23,114	$ 316,268	$ 162,208		$ 205		$ 501,795
Net Income			14,260				14,260
Other comprehensive income/(loss):
Net unrealized gain (loss) on investments, net of tax					8	[1]	8
Common stock dividends declared			(8,515)	[2]			(8,515)
Ending balance, shares at Mar. 31, 2010	23,114
Ending balance, value at Mar. 31, 2010	23,114	316,268	167,953		213		507,548
Beginning balance, shares at Dec. 31, 2010	23,114
Beginning balance, value at Dec. 31, 2010	23,114	316,268	185,556		142		525,080
Net Income			17,783				17,783
Other comprehensive income/(loss):
Net unrealized gain (loss) on investments, net of tax					72	[3]	72
Common stock dividends declared			(8,670)	[4]			(8,670)
Ending balance, shares at Mar. 31, 2011	23,114
Ending balance, value at Mar. 31, 2011	$ 23,114	$ 316,268	$ 194,669		$ 214		$ 534,265

[1]	net of $5 tax
[2]	$0.368 per share
[3]	net of $48 tax
[4]	$0.375 per share

Consolidated Statements of Common Equity (unaudited) (Parentheticals) (USD $) In Thousands, except Per Share data	3 Months Ended
	Mar. 31, 2011	Mar. 31, 2010
Consolidated Statements of Common Equity (unaudited)
Net unrealized gain (loss) on investments, taxes	$ (48)	$ (5)
Dividends per share of common stock	$ 0.375	$ 0.368

Basis of Presentation	3 Months Ended
Mar. 31, 2011
Basis of Presentation Disclosure [Abstract]
Basis of Presentation

1.       Basis of Presentation - MGE Energy and MGE.

       This report is a combined report of MGE Energy and MGE. References in this report to "MGE Energy" are to MGE Energy, Inc., and its subsidiaries. References in this report to "MGE" are to Madison Gas and Electric Company.

       MGE Power West Campus and MGE Power Elm Road own electric generating assets and lease those assets to MGE. MGE has consolidated MGE Power West Campus and MGE Power Elm Road. Both entities are variable interest entities under applicable authoritative guidance. MGE is considered the primary beneficiary of these entities as a result of contractual agreements.

       The accompanying consolidated financial statements as of March 31, 2011, and for the three months ended, are unaudited, but include all adjustments that MGE Energy and MGE management consider necessary for a fair statement of their respective financial statements. All adjustments are of a normal, recurring nature except as otherwise disclosed. The year-end consolidated balance sheet information was derived from the audited balance sheet appearing in MGE Energy's and MGE's 2010 Annual Report on Form 10-K, but does not include all disclosures required by accounting principles in the United States of America. These notes should be read in conjunction with the financial statements and the notes on pages 55 through 109 of the 2010 Annual Report on Form 10-K.

Equity and Financing Arrangements	3 Months Ended
Mar. 31, 2011
Equity and Financing Arrangements Disclosure [Abstract]
Equity and Financing Arrangements

2.       Equity and Financing Arrangements.

a.       Common Stock - MGE Energy.

MGE Energy purchases stock in the open market for issuance pursuant to its Stock Plan. All MGE Energy common stock issued under the Stock Plan is sold pursuant to a registration statement that has been filed with the SEC and is currently effective.

MGE Energy may issue new shares of its common stock through the Stock Plan. For both the three months ended March 31, 2011 and 2010, MGE Energy did not issue any new shares of common stock under the Stock Plan.

b.       Dilutive Shares Calculation - MGE Energy.

MGE Energy does not hold any dilutive securities.

c.       Secured Debt - MGE Energy and MGE.

On February 28, 2011, MGE Power Elm Road issued  $30 million of 4.74% senior secured notes due February 25, 2041. MGE Power Elm Road distributed the net proceeds from the sale of notes to MGE Energy, which used that distribution to repay existing short-term indebtedness, consisting of bank loans, which were used to finance a portion of the construction of the Elm Road Units. The notes provide for monthly principal and interest payments, which commenced on March 25, 2011, and continue until maturity. The principal payments are level over the life of the notes, for an effective average life of 15 years. The Note Purchase Agreement requires MGE Power Elm Road to maintain a debt service coverage ratio at the end of any calendar quarter of not less than 1.25 to 1.00 for the trailing 12-month period. The debt is secured by a collateral assignment of lease payments that MGE is making to MGE Power Elm Road for use of the Elm Road Units pursuant to the long-term lease. As of March 31, 2011, MGE Power Elm Road is in compliance with the covenant requirements.

Comprehensive Income	3 Months Ended
Mar. 31, 2011
Comprehensive Income Disclosure [Abstract]
Comprehensive Income

3.       Comprehensive Income - MGE Energy and MGE.

Total comprehensive income represents the change in equity during a period from transactions and other events and circumstances from nonowner sources. MGE Energy's and MGE's total comprehensive income is:

	Three Months Ended
(In thousands)	March 31,
	2011	2010
MGE Energy
Net income	$17,783	$14,260
Unrealized gain on available-for-sale securities, net of tax ( $48 and $5)	72	8
Total comprehensive income	$17,855	$14,268

MGE
Net income	$17,867	$14,223
Unrealized gain on available-for-sale securities, net of tax ( $23 and $9)	35	13
Total comprehensive income	$17,902	$14,236
Less: Comprehensive income attributable to noncontrolling interest	(5,933)	(5,096)
Comprehensive income attributable to MGE	$11,969	$9,140

Investment in ATC	3 Months Ended
Mar. 31, 2011
Investment in ATC Disclosure [Abstract]
Investment in ATC [Text Block]

4.       Investment in ATC - MGE Energy and MGE.

ATC owns and operates electric transmission facilities primarily in Wisconsin. MGE received an interest in ATC when it, like other Wisconsin electric utilities, contributed its electric transmission facilities to ATC. That interest is presently held by MGE Transco, which is jointly owned by MGE Energy and MGE.

MGE Transco has accounted for its investment in ATC under the equity method of accounting. For the three months ended March 31, 2011 and 2010, MGE Transco recorded equity earnings from the investment in ATC of  $2.1 million and  $2.2 million, respectively. Dividend income received from ATC was  $1.7 million for both the three months ended March 31, 2011 and 2010. In addition, during the three months ended March 31, 2011 and 2010, MGE Transco made  $0.4 million and  $0.5 million, respectively, in cash contributions to ATC.

MGE Energy and MGE's investment in ATC as of March 31, 2011 and December 31, 2010 was  $55.0 million and  $54.2 million, respectively.

During March 2010, MGE sold a parcel of land in Middleton, Wisconsin to ATC for  $2.7 million, resulting in a gain of  $2.6 million (pretax) in other income. The transaction was approved by the PSCW.

At March 31, 2011, MGE is the majority owner, and MGE Energy, the holding company, is the minority owner of MGE Transco. MGE Energy's proportionate share of the equity and net income of MGE Transco is classified within the MGE financial statements as noncontrolling interest.

ATC's summarized financial data for the three months ended March 31, 2011 and 2010, is as follows:

	Three Months Ended
(In thousands)	March 31,
	2011	2010
Operating revenues	$139,617	$138,491
Operating expenses	(63,126)	(62,812)
Other expense, net	(358)	(198)
Interest expense, net	(21,897)	(20,364)
Earnings before members' income taxes	$54,236	$55,117

Taxes	3 Months Ended
Mar. 31, 2011
Taxes Disclosure [Abstract]
Taxes

5.       Taxes - MGE Energy and MGE.

a.       Accounting for Uncertainty in Income Taxes.

MGE Energy and MGE account for the difference between the tax benefit amount taken on prior year tax returns, or expected to be taken on a current year tax return, and the tax benefit amount recognized in the financial statements as an unrecognized tax benefit.

MGE Energy will file an application with its 2010 tax returns to change its tax method of accounting for gas repairs. This method change accelerates tax deductions for repairs in accordance with Treasury Regulations and case law, as compared to the prior method of claiming tax depreciation on project costs. During the three months ended March 31, 2011, MGE Energy and MGE established a liability in the amount of  $1.2 million for the tax uncertainty related to the change in tax method of accounting for repairs. At March 31, 2011, MGE Energy and MGE have an unrecognized tax benefit in the amount of  $5.6 million for the tax uncertainty primarily related to the change in tax method of accounting for electric and gas repairs. At December 31, 2010, the unrecognized tax benefit was  $4.4 million primarily for the tax uncertainty related to the change in tax method of accounting for electric repairs.

b.       Effective Tax Rate.

MGE Energy's effective income tax rate for the three months ended March 31, 2011, is 37.5% compared to 36.9% for the same period in 2010; and MGE's effective income tax rate for the three months ended March 31, 2011, is 37.5%, compared to 36.8% for the same period in 2010. The increase in effective tax rate is, in part, attributable to a lower domestic manufacturing deduction.

Elm Road	3 Months Ended
Mar. 31, 2011
Elm Road Disclosure [Abstract]
Elm Road

6.       Elm Road - MGE Energy and MGE.

MGE Power Elm Road owns an 8.33% ownership interest in each of two 615 MW coal-fired generating units in Oak Creek, Wisconsin. Unit 1 entered commercial operation on February 2, 2010. Unit 2 entered commercial operation on January 12, 2011. MGE Power Elm Road's sole principal asset is that ownership interest in those generating units. Each owner provides its own financing and reflects its respective portion of the facility and costs in its financial statements. MGE Power Elm Road has leased the Elm Road Units to MGE pursuant to separate facility lease agreements for each unit. These leases were authorized by order of the PSCW in accordance with applicable provisions of Wisconsin law that authorized financing of new generation through facility leases. The PSCW order establishes a cap on the construction costs that may be passed through the lease agreements to MGE and its customers, through rates. Additional costs attributable to force majeure events, as defined in the leases, do not count against this cap, but are subject to PSCW review and determination that the costs were prudently incurred.

As of March 31, 2011,  $195.1 million related to this project was placed in-service on MGE Energy's and MGE's consolidated balance sheets.

MGE has approval from the PSCW to defer the recovery of the payments made to MGE Power Elm Road for carrying costs during construction of the generating units. The total carrying costs on the Elm Road Units is  $62.2 million.

MGE began collecting the carrying costs in rates in 2006. These amounts are being collected over multiple years. Of these costs,  $17.0 million relates to the capitalized interest and the debt portion of the units. These costs will be recognized over the period in which the generating units will be depreciated. The remaining  $45.2 million represents the equity portion and is being recognized over the period allowed for recovery in rates.

During 2011, MGE will recover  $4.8 million in carrying costs associated with the Elm Road Units. For the three months ended March 31, 2011,  $1.2 million related to the carrying costs were recovered in rates. Of this amount,  $0.3 million relates to the debt portion of the units and was deferred on the consolidated financial statements of MGE Energy and MGE. The remaining  $0.9 million represents the equity portion and was recognized as nonregulated revenues in the consolidated financial statements of MGE Energy and MGE.

Pension and Other Postretirement Plans	3 Months Ended
Mar. 31, 2011
Pension and Other Postretirement Plans Disclosure [Abstract]
Pension and Other Postretirement Plans

7.       Pension and Other Postretirement Plans - MGE Energy and MGE.

MGE maintains qualified and nonqualified pension plans, health care, and life insurance benefits. Additionally, MGE has deferred contribution 401(k) benefit plans.

The following table presents the components of MGE Energy's and MGE's net periodic benefit costs recognized for the three months ended March 31, 2011 and 2010. A portion of the net periodic benefit cost is capitalized within the consolidated balance sheets. The PSCW allowed MGE to defer the 2009 incremental pension and OPRB costs above the amounts recovered in rates. During the three months ended March 31, 2011 and 2010,  $0.7 million has been recovered in rates.

	Three Months Ended
(In thousands)	March 31,
	2011	2010
Pension Benefits
Components of net periodic benefit cost:
Service cost	$1,540	$1,534
Interest cost	3,080	3,041
Expected return on assets	(3,531)	(2,974)
Amortization of:
Prior service cost	109	111
Actuarial loss	946	876
Net periodic benefit cost	$2,144	$2,588

Postretirement Benefits
Components of net periodic benefit cost:
Service cost	$487	$483
Interest cost	982	990
Expected return on assets	(396)	(309)
Amortization of:
Transition obligation	107	107
Prior service cost	27	28
Actuarial loss	111	110
Net periodic benefit cost	$1,318	$1,409

Share Based Compensation	3 Months Ended
Mar. 31, 2011
Share Based Compensation Disclosure [Abstract]
Share Based Compensation

8.       Share-Based Compensation - MGE Energy and MGE.

Under the Performance Unit Plan, eligible participants may receive performance units that entitle the holder to receive a cash payment equal to the value of a designated number of shares of MGE Energy's common stock, plus dividend equivalent payments thereon, at the end of the set performance period.

In addition to units granted in 2007 through 2010, on January 21, 2011, 15,655 units were granted based on the MGE Energy closing stock price as of that date. These newly-granted units are subject to a five-year graded vesting schedule. On the grant date, MGE Energy and MGE measured the cost of the employee services received in exchange for the award based on the current market value of MGE Energy common stock. The fair value of the awards has been subsequently re-measured at March 31, 2011, as required by applicable accounting standards. Changes in fair value as well as the original grant have been recognized as compensation cost. Since this amount will be re-measured throughout the vesting period, the compensation cost is subject to variability.

For nonretirement eligible employees, stock based compensation costs are accrued and recognized using the graded vesting method. Compensation cost for retirement eligible employees or employees that will become retirement eligible during the vesting schedule are recognized on an abridged horizon also using the graded vesting method.

During the three months ended March 31, 2011 and 2010, MGE recorded  $0.1 million and  $0.2 million, respectively, in compensation expense as a result of the Performance Unit Plan. In January 2011, cash payments of  $0.5 million were distributed pertaining to the 2006 Performance Unit Plan. No forfeitures occurred during the three months ended March 31, 2011 or 2010. At March 31, 2011,  $1.2 million of these awards were vested.

Commitments and Contingencies	3 Months Ended
Mar. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

9.       Commitments and Contingencies.

a.       Environmental - MGE Energy and MGE.

Solid waste

Lenz Oil Site

MGE is listed as a potentially responsible party for a site on the EPA's national priorities Superfund list. The Lenz Oil site in Lemont, Illinois, was used for storing and processing waste oil for several years. This site requires cleanup under the Comprehensive Environmental Response, Compensation and Liability Act. As of December 31, 2009, the EPA has agreed on a remedy for the Lenz Oil site. The remedy included a five year  $2.2 million implementation plan. The EPA has asked all potentially responsible parties to pay upfront for this five year implementation plan. MGE has provided money for site cleanup, however, the cleanup process has not begun. We will not know if additional costs exist at the site until cleanup is completed. At March 31, 2011, MGE's portion is less than  $0.1 million. Management believes that its share of the final cleanup costs for the Lenz Oil site will not result in any materially adverse effects on MGE's operations, cash flows, or financial position. Insurance may cover a portion of the cleanup costs. Management believes that the cleanup costs not covered by insurance will be recovered in current and future rates.

       Proposed Regulation of Coal Combustion Byproducts

       The EPA published a proposed rule on May 4, 2010, that regulates coal combustion byproducts from the electric generating sector. The proposed regulations may require new or additional monitoring of storage sites, may re-classify ash and other coal combustion byproducts, and may regulate ash storage site structural design. MGE is evaluating the impact of these proposed regulations on our operations and cannot estimate the potential costs associated with a finalized rule.

       Water quality

       MGE is subject to water quality regulations issued by the WDNR. These regulations include discharge standards, which require the use of effluent-treatment processes equivalent to categorical "best practicable" or "best available" technologies under compliance schedules established under the Federal Water Pollution Control Act. The WDNR has published categorical regulations for chemical and thermal discharges from electric-steam generating plants. The regulations limit discharges from MGE's plants into Lake Monona and other Wisconsin waters.

EPA Cooling Water Intake Rules (Section 316(b))

On March 28, 2011, the EPA proposed and asked for public comment on standards to reduce entrainment and impingement of fish and other aquatic life from existing structures designed to take in cooling water for plants such as power plants. This rule is commonly referred to as Phase II of 316(b). The proposed rule includes provisions for structures designed to take in as little as two million gallons per day. MGE is currently evaluating how and to what extent this proposed rule affects our generating facilities.

       WPDES Thermal Discharge Rule

       WDNR rules to regulate thermal effluent discharges from point sources in Wisconsin became effective on October 1, 2010. As WPDES permits are issued or renewed, MGE will need to meet the revised rule requirements. MGE submitted a thermal analysis with its most recent Blount WPDES permit application that showed thermal impacts within the acceptable limits of the rule. MGE is waiting to hear from the WDNR on their review of the analysis. If the WNDR does not concur with MGE's analysis, additional studies could be required.

       WPDES Phosphorus Nutrient Standards

       The WDNR is in the process of developing water quality standards for phosphorus in streams, rivers, and inland lakes, including effluent limitations for dischargers. Blount and WCCF both currently discharge phosphorus under their WPDES permits, and it is likely both facilities may have phosphorus limitations added to their permits. It is unclear at this time if current phosphorus use at our plants will meet the future standards. Because of this uncertainty, we cannot estimate the effect that compliance with developing water quality standards will have on the operation of our generating facilities and our future results of operations, cash flows, and financial position.

       WPDES Mercury Discharge Limit

       WPDES permit holders in certain industries, including coal-fired electric power plants, are required to meet mercury effluent limits. If permit holders do not meet the mercury limits, then they must apply for a variance as part of their next permit renewal with the WDNR. MGE has applied for a mercury variance for Blount as part of its permit renewal, which was submitted in the fall of 2010. If the variance is not approved, MGE may have operational or capital costs associated with meeting the mercury effluent limits when the permit is renewed. We cannot estimate the effect that compliance with developing mercury water quality standards will have on the operation of our generating facilities and our future results of operations, cash flows, and financial position.

       Air quality

       Air quality regulations promulgated by the EPA and the WDNR in accordance with the Federal Clean Air Act and the Clean Air Act Amendments of 1990 impose restrictions on emission of particulates, sulfur dioxide (SO2), nitrogen oxides (NOx), and other pollutants and require permits for operation of emission sources. These permits have been obtained by MGE and must be renewed periodically.

       Various initiatives, including the EPA's proposed Transport Rule, maximum achievable control technology (MACT) standards, new source performance standards (NSPS) and the Clean Air Visibility Rule (also known as the Regional Haze Rule), as well as state mercury emissions limits, may result in additional operating and capital expenditure costs for electric generating units.

Maximum Achievable Control Technologies (MACT) and National Emissions Standards for Hazardous Air Pollutants

On March 16, 2011, the EPA proposed and asked for public comments on pollution control standards to limit mercury, acid gases and other hazardous air pollutants from new and existing electric generating units (EGU) in power plants. This proposed rule is commonly referred to as EGU MACT. The current version of this proposed rule establishes numerical limits for HAPs, work practice methods, and other standards based on several defined subcategories of EGUs. MGE is still evaluating this rule and cannot determine at this time how this rule will affect our current generation fleet.

On March 21, 2011, the EPA finalized its MACT rule for industrial, commercial and institutional (ICI) boilers commonly referred to as Boiler MACT. The final rule includes provisions for ICI boilers that burn fossil fuels including coal, oil and natural gas. MGE owns some smaller natural gas and oil-burning boilers that are governed under this rule. MGE is currently evaluating the final rule to determine how it will affect our operations.

       EPA's Proposed Transport Rule (To Replace the Clean Air Interstate Rule (CAIR))

       On July 6, 2010, the EPA issued a proposed initial rule called the "Transport Rule" designed to address ozone and fine particulate air pollution from 31 states in the eastern portion of the United States. The 31 states will need to reduce NOx and/or SO2 air emissions, which are "pre-cursors" or cause the formation of particulate matter and/or ozone pollution. Wisconsin has been identified as a state contributing to particulate matter only and thus will need to control annual SO2 and NOx emissions, but will not need to control ozone-season NOx. We expect that our power plants will be affected and we will need either to secure allowances or to implement strategies to reduce NOx and SO2 emissions. The EPA is targeting 2012 for implementation of the Transport Rule.

       National Ambient Air Quality Standards (NAAQS) for Ozone, Nitrogen Dioxide and Sulfur Dioxide

       The EPA has developed National Ambient Air Quality Standards (NAAQS) for six compounds currently identified as criteria pollutants: nitrogen dioxide (NO2), particulate matter (PM), ozone, SO2, lead and carbon monoxide. The NAAQS for criteria pollutants establish acceptable ambient air levels based on effects to human health and the environment, and changes to those NAAQS can affect compliance requirements and associated capital and operating costs. The EPA is required to review NAAQS every five years. MGE is currently tracking three NAAQS developments; (1) the EPA's January 2010 proposed revisions to its Ozone NAAQS, (2) modeling requirements for the EPA's January 2010 final revisions to NO2 NAAQS, and (3) the WDNR's attainment/nonattainment designations associated with the EPA's June 2010 final revisions to its SO2 NAAQS. These three NAAQS developments have a potential to effect capital and maintenance costs at our generating facilities.

Current Climate Change Regulations

On May 13, 2010, the EPA released its final Prevention of Significant Deterioration (PSD) revisions and its Title V Greenhouse Gas "Tailoring Rule” under Section 111 of the Clean Air Act (CAA). Under these rule revisions, facilities that meet a 25,000 metric ton GHG threshold would need to obtain or modify their Title V air permits during their next permit renewal to include GHGs as permitted air emissions. New or modified facilities meeting additional GHG (and other air emissions) thresholds would need to request a revision to their permit under PSD and apply best available control technologies (BACT) to minimize their releases of GHG emissions. Current technologies for minimizing GHGs are scarce. As these technologies advance, meeting BACT may require substantial capital expenses and additional permitting requirements may be developed under this section of the CAA.

       Columbia

MGE and two other utilities jointly own Columbia, a coal-fired generating facility, which accounts for 225 MW (26%) of MGE's net generating capability. Based upon current available information, compliance with various environmental requirements and initiatives is expected to result in significant additional operating and capital expenditures at Columbia and may affect those expenditures at other MGE generating facilities.

Certificate of Authority

In April 2009, the Columbia owners requested authorization from the PSCW for an emissions reduction project as a result of an environmental initiative. On March 11, 2011 the PSCW issued a Certificate and Order authorizing the construction of air emission reduction systems and associated equipment on Columbia Units 1 and 2. The operator's current estimates show that MGE's share of the capital expenditures required to comply with this project will be approximately  $140 million and are expected to occur between 2011 - 2014 timeframe. According to the current estimate, this project is expected to result in an increase to Columbia's ongoing operating expenses. MGE expects that the costs pertaining to this project will be fully recoverable through rates. The PSCW has permitted MGE to defer pre-certification costs related to compliance with environmental regulations at Columbia. Additionally, MGE is entitled to a carrying cost on the related construction costs at a 100% AFUDC rate. As of March 31, 2011, MGE had incurred  $1.0 million (excluding carrying costs) in deferred pre-certification and construction expenditures at Columbia related to the proposed project.

Title V Operating Permit Petition

In September 2008, the WDNR issued a Title V renewal operating permit to WPL for Columbia. WPL is the plant operator and permit holder, and owns 46.2% of Columbia. Wisconsin Public Service Corporation (WPSC) owns a 31.8% interest, and MGE owns a 22% interest in Columbia. A citizen group petitioned the EPA to object to the issuance of the permit renewal. In October 2009, the EPA issued an order granting in part and denying in part the petition and sent the operating permit back to the WDNR for further review based on the EPA order. In September 2010, the WDNR acted on the order by issuing a draft construction permit and a revised operation permit for public comment. In February 2011, the WDNR issued a letter stating its determination not to issue either the proposed construction permit or a revised operation permit for Columbia. Thus, MGE believes the permits currently in effect for Columbia remain in place at this time. In February 2011, the citizen group involved filed an action against the EPA in the U.S. District Court for the Western District of Wisconsin seeking to have the EPA take over the permit process. Proceedings in the matter have been stayed until June 2011.

Columbia Clean Air Act Litigation

In December 2009, the EPA sent a Notice of Violation (NOV) to MGE as one of the co-owners of Columbia. The NOV alleges that WPL and the Columbia co-owners failed to comply with appropriate pre-construction review and permitting requirements and as a result violated the PSD program requirements, Title V Operating Permit requirements of the CAA and the Wisconsin SIP.

In September 2010, Sierra Club filed a civil lawsuit against WPL alleging violations of the CAA at Columbia and other Wisconsin facilities operated by WPL. Proceedings have been stayed until May 11, 2011 to explore settlement options. The trial date has been scheduled for April 2012.

In response to similar EPA CAA enforcement initiatives, certain utilities have elected to settle with the EPA, while others have elected to litigate. If the EPA and/or Sierra Club successfully prove their claims that projects completed in the past at Columbia required either state or federal CAA permits, MGE may, under the applicable statutes, be required to pay civil penalties in amounts of up to  $37,500 per day for each violation and/or complete actions for injunctive relief. Payment of fines and/or injunctive relief could be included in a settlement outcome. Injunctive relief contained in settlements or court-ordered remedies for other utilities in similar matters required the installation of pollution control technology, changed operating conditions (including use of alternative fuels other than coal), caps for emissions and limitations on generation (including retirement of generating units) and other supplemental environmental projects. Should similar remedies be required for final resolution of these matters at Columbia, MGE would likely incur additional capital and operating expenditures. MGE and the other co-owners of Columbia are exploring settlement options with the EPA and Sierra Club while simultaneously defending against these allegations. WPL has informed MGE that WPL believes the projects at Columbia were routine or not projected to increase emissions and therefore did not violate the permitting requirements of the CAA. At this time, MGE is unable to predict the impact of these claims on its financial condition or results of operations but believes that should there ultimately be an adverse outcome, it could have a significant effect.

b.       Chattel Paper Agreement and Other Guarantees - MGE Energy and MGE.

MGE makes available to qualifying customers a financing program for the purchase and installation of energy-related equipment that will provide more efficient use of utility service at the customer's property. MGE is party to a chattel paper purchase agreement with a financial institution under which it can sell or finance an undivided interest with recourse, in up to  $10.0 million of the financing program receivables, until August 31, 2011. At March 31, 2011, MGE has outstanding a  $3.8 million interest in these receivables. MGE retains the servicing responsibility for these receivables. As of March 31, 2011, the servicing asset recognized by MGE is  $0.1 million.

MGE accounts for servicing rights under the amortization method. Initial determination of the servicing asset fair value is based on the present value of the estimated future cash flows. The discount rate is based on the PSCW authorized weighted cost of capital.

MGE would be required to perform under its guarantee if a customer defaulted on its loan. The energy-related equipment installed at the customer sites is used to secure the customer loans. The loan balances outstanding at March 31, 2011, approximate the fair value of the energy-related equipment acting as collateral. The length of the MGE guarantee to the financial institution varies from one to ten years depending on the term of the underlying customer loan. Principal payments for the remainder of 2011 and the next four years on the loans are:

(In thousands)
2011	$514
2012	513
2013	546
2014	365
2015	678

c.       Other Legal Matters.

MGE is involved in various other legal matters that are being defended and handled in the normal course of business. MGE maintains accruals for such costs that are probable of being incurred and subject to reasonable estimation. MGE has accrued for such matters in the financial statements. The ultimate outcomes of such matters are uncertain and may have an adverse effect on MGE Energy's and MGE's results of operations, financial position, or cash flows.

d.       Natural Gas Transportation and Storage Contracts - MGE Energy and MGE.

MGE's natural gas transportation and storage contracts require fixed monthly payments for firm supply pipeline transportation and storage capacity. The pricing components of the fixed monthly payments for the transportation and storage contracts are established by FERC but may be subject to change. As of March 31, 2011, the fixed payments for firm supply pipeline transportation and storage capacity for the remainder of 2011 and the next four years are as follows:

(In thousands)
2011	$10,681
2012	17,071
2013	17,037
2014	16,842
2015	16,688

e.       Coal Contracts - MGE Energy and MGE.

Fuel procurement for MGE's jointly owned Columbia and Elm Road Units are handled by WPL and WEPCO, respectively, the operating companies. If any minimum purchase obligations must be paid under these contracts, management believes these obligations would be considered costs of service and recoverable in rates. The following table identifies MGE's share, as of March 31, 2011, of the total coal commitments for the Columbia and Elm Road Units for the remainder of 2011 and the next four years.

(In thousands)
2011	$19,716
2012	29,462
2013	13,288
2014	3,608
2015	0

f.       Smart Grid Investment Grant - MGE Energy and MGE.

MGE has been approved by the U.S. Department of Energy (DOE) under the federal stimulus program for a  $5.5 million grant for smart grid projects. The DOE grant requires MGE to match the grant funding, bringing the total cost of the proposed projects to more than  $11 million. The proposed projects will install technologies to boost efficiency, enhance service and improve reliability for customers. The stimulus grant will help fund the following projects: advanced metering infrastructure, plug-in hybrid electric vehicles support, and distribution management. As of March 31, 2011, MGE has spent  $3.5 million related to these projects and has outstanding agreements to purchase  $0.9 million in smart grid related products for the remainder of 2011.

Blount Station	3 Months Ended
Mar. 31, 2011
Blount Station Disclosure [Abstract]
Blount Station

10.       Blount Station - MGE Energy and MGE.

In 2006, MGE announced a plan to reduce capacity at Blount from 190 MW to 100 MW by the end of 2011. As part of the plan, coal use at Blount will be discontinued. MGE has determined that certain employee positions will be eliminated as a result of this plan.

In March 2009, MGE received notification from MISO that in order to meet national electric system reliability standards, MGE will need to keep Blount available at its full capacity until MISO declares that the 90 MW are no longer needed for system reliability. Currently, MGE estimates the reduction in capacity will occur in 2013. The transition from burning coal to burning only natural gas will still occur by the end of 2011. After the transition, the entire plant will be operated exclusively on natural gas.

MGE has entered into agreements providing severance benefits to employees affected by the exit plan. These benefits are being recognized ratably over the expected future service period of the employees. Total benefits expected to be paid are  $0.3 million in both 2012 and 2013. Total benefits paid as of March 31, 2011 are  $1.1 million.

MGE continues to recover in rates the costs associated with the severance benefits at Blount in the year of expected cash payment. The severance charges to be recovered in rates have been deferred and recognized on the consolidated balance sheet of MGE Energy and MGE as a regulatory asset.

The following table presents the activity in the restructuring accrual from December 31, 2010, through March 31, 2011:

(In thousands)
Balance at December 31, 2010	$259
Additional expense, net	41
Cash payments during the period	(24)
Balance at March 31, 2011	$276

The exit plan has also resulted in accelerated depreciation for the Blount assets expected to be retired in 2011 and 2013. The majority of these assets are being recovered in rates over a four-year period that began in 2008, with the remaining balance recovered by the end of 2013. For the three months ended March 31, 2011 and 2010,  $0.8 million of accelerated depreciation expense had been recognized and recovered in rates each year.

Derivative and Hedging Instruments	3 Months Ended
Mar. 31, 2011
Derivative and Hedging Instruments Disclosure [Abstract]
Derivative and Hedging Instruments

11.       Derivative and Hedging Instruments - MGE Energy and MGE.

a.       Purpose.

As part of its regular operations, MGE enters into contracts, including options, swaps, futures, forwards, and other contractual commitments, to manage its exposure to commodity prices and gas revenues. To the extent that these contracts are derivatives, MGE assesses whether or not the normal purchases or normal sales exclusion applies. For contracts to which this exclusion cannot be applied, MGE Energy and MGE recognize such derivatives in the consolidated balance sheets at fair value. The majority of MGE's derivative activities are conducted in accordance with its electric and gas risk management program, which is approved by the PSCW and limits the volume MGE can hedge with specific risk management strategies. The maximum length of time over which cash flows related to energy commodities can be hedged ranges from eighteen months to four years. If the derivative qualifies for regulatory deferral, the derivatives are marked to fair value and are offset with a corresponding regulatory asset or liability. The deferred gain or loss is recognized in earnings in the delivery month applicable to the instrument. Gains and losses related to hedges qualifying for regulatory treatment are recoverable in gas rates through the PGA or in electric rates as a component of the fuel rules mechanism.

b.       Notional Amounts.

The gross notional volume of open derivatives is as follows:

	March 31, 2011	December 31, 2010
Commodity derivative contracts	535,575MWh	544,820MWh
Commodity derivative contracts	3,300,000Dth	5,420,000Dth
FTRs	1,066MW	2,609MW

c.       Financial Statement Presentation.

MGE Energy and MGE offset fair value amounts recognized for the right to reclaim collateral (a receivable) or the obligation to return collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under a master netting agreement. At March 31, 2011, MGE Energy and MGE did not have any cash collateral netted against the net derivative positions. At December 31, 2010, MGE Energy and MGE had  $0.5 million in collateral that was netted against the net derivative positions with counterparties.

MGE purchases and sells exchange-traded and over-the-counter options, swaps, and future contracts. These arrangements are primarily entered into to help stabilize the price risk associated with gas or power purchases. These transactions are employed by both MGE's gas and electric segments. Additionally, as a result of the firm transmission agreements that MGE holds on transmission paths in the MISO and PJM markets, MGE holds FTRs. An FTR is a financial instrument that entitles the holder to a stream of revenues or charges based on the differences in hourly day-ahead energy prices between two points on the transmission grid. The fair values of these instruments are reflected as a regulatory asset/liability depending on whether they are in a net loss/gain position. Depending on the nature of the instrument, the gain or loss associated with these transactions will be reflected as cost of gas sold, fuel for electric generation, or purchased power expense in the delivery month applicable to the instrument. At March 31, 2011, the fair value of exchange traded derivatives and FTRs exceeded their cost basis by  $0.5 million. At December 31, 2010, the cost basis of exchange traded derivatives and FTRs exceeded their fair value by  $0.2 million.

MGE has also entered into a ten-year purchased power agreement which provides MGE with firm capacity and energy during a base term from June 1, 2012, through May 31, 2022. The agreement also allows MGE the option to purchase power during a period of time preceding that base term as well as an option to extend the contract after the base term. The agreement is accounted for as a derivative contract and is recognized at its fair value on the balance sheet. However, the derivative qualifies for regulatory deferral and is recognized with a corresponding regulatory asset or liability depending on whether the fair value is in a loss or gain position. The fair value of the contract at March 31, 2011 and December 31, 2010, reflects a loss position of  $22.2 million and  $19.0 million, respectively. The actual fuel cost will be recognized in purchased power expense in the month of purchase.

The following table summarizes the fair value of the derivative instruments on the balance sheet. All derivative instruments in this table are presented on a gross basis and are calculated prior to the netting of instruments with the same counterparty under a master netting agreement as well as the netting of collateral. For financial statement purposes, MGE Energy and MGE have netted instruments with the same counterparty under a master netting agreement as well as the netting of collateral.

	Asset Derivatives		Liability Derivatives
(In thousands)	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
March 31, 2011
Commodity derivative contracts	Other current assets	$995	Other current liabilities	$670
Commodity derivative contracts	Other deferred charges	119	Other deferred liabilities	66
FTRs	Other current assets	115	Other current liabilities	0
Ten-year PPA	N/A	N/A	Other deferred liabilities	22,170

December 31, 2010
Commodity derivative contracts	Other current assets	$649	Other current liabilities	$1,227
Commodity derivative contracts	Other deferred charges	214	Other deferred liabilities	167
FTRs	Other current assets	312	Other current liabilities	0
Ten-year PPA	N/A	N/A	Other deferred liabilities	19,010

The following tables summarize the unrealized and realized gains (losses) related to the derivative instruments on the balance sheet at March 31, 2011 and 2010, and the income statement for the three months ended March 31, 2011 and 2010 (a).

	2011		2010
(In thousands)	Current and long-term regulatory asset	Other current assets	Current and long-term regulatory asset	Other current assets
Three Months Ended March 31
Balance at January 1,	$19,230	$1,411	$12,542	$1,334
Change in unrealized loss	3,047	0	8,714	0
Realized loss reclassified to a deferred account	(663)	663	(706)	706
Realized gain (loss) reclassified to income
statement	63	(1,569)	(659)	(921)
Balance at March 31,	$21,677	$505	$19,891	$1,119

	Realized losses (gains)
		Fuel for electric
	Regulated	generation/	Cost of
(In thousands)	gas revenues	purchased power	gas sold
Three Months Ended March 31, 2011:
Commodity derivative contracts	$0	$254	$1,315
FTRs	0	(63)	0
Ten-year PPA	0	0	0

Three Months Ended March 31, 2010:
Commodity derivative contracts	$0	$949	$630
FTRs	0	(269)	0
Ten-year PPA	0	0	0

(a)       MGE's commodity derivative contracts, FTRs, and ten-year PPA are subject to regulatory deferral. These derivatives are marked to fair value and are offset with a corresponding regulatory asset or liability. Realized gains and losses are deferred on the balance sheet and are recognized in earnings in the delivery month applicable to the instrument. As a result of the above described treatment, there are no unrealized gains or losses that flow through earnings.

The ten-year PPA has a provision that may require MGE to post collateral if MGE's debt rating falls below investment grade (i.e., below BBB-) once MGE begins purchasing energy under the contract in 2012. The amount of collateral that it may be required to post varies from  $20.0 million to  $40.0 million, depending on MGE's nominated capacity amount. Certain counterparties extend MGE a credit limit. If MGE exceeds these limits, the counterparties may require collateral to be posted. As of March 31, 2011, certain counterparties were in a net liability of less than  $0.1 million. As of December 31, 2010, no counterparties were in a net liability position.

Nonperformance of counterparties to the non-exchange traded derivatives could expose MGE to credit loss. However, MGE enters into transactions only with companies that meet or exceed strict credit guidelines, and it monitors these counterparties on an ongoing basis to mitigate nonperformance risk in its portfolio. As of March 31, 2011, no counterparties have defaulted.

Rate Matters	3 Months Ended
Mar. 31, 2011
Rate Matters Disclosure [Abstract]
Rate Matters

12.       Rate Matters - MGE Energy and MGE.

a.       Rate proceedings.

On January 12, 2011, the PSCW authorized MGE to increase 2011 rates for retail electric customers by 2.3% or  $8.0 million and to increase gas rates by 1.0% or  $1.9 million. The increase in retail electric rates is driven by costs for MGE's share of the Elm Road Units. Pursuant to the provisions of this rate order, the fuel rules bandwidth effective January 1, 2011, will be plus or minus 2%. See below for further description of fuel rules. Authorized return on common stock equity was set at 10.3% based on a 58.1% utility common equity.

In December 2009, the PSCW authorized MGE to increase 2010 rates for retail electric customers by 3.3% or  $11.9 million, while gas rates decreased 0.74% or  $1.5 million. The increase in retail electric rates was driven by costs for MGE's share of the Elm Road Units and transmission reliability enhancements. Pursuant to the provisions of this rate order, the fuel rules bandwidth effective January 1, 2010, was plus or minus 2%. Authorized return on common stock equity was set at 10.4% based on a 55.3% utility common equity.

b.       Fuel rules.

Actual electric fuel costs are subject to reconciliation to the amount approved by the PSCW in MGE's rate order covering the applicable period. Known as "fuel rules," the process can produce a fuel surcharge for MGE or require MGE to make a refund in the form of a credit, to the extent that the actual fuel costs are outside a range higher or lower than the level authorized by the PSCW in that rate order.

The PSCW approved new fuel rules that became effective January 1, 2011. The new rules require the PSCW and Wisconsin utilities to automatically defer electric fuel-related costs that fall outside a symmetrical cost tolerance band. Any over/under recovery of the deferred costs is determined on an annual basis and will be adjusted in future billings to its electric retail customers. Under fuel rules, MGE could apply for a fuel surcharge if its actual electric fuel costs exceeded 102% of the electric fuel costs allowed in its latest rate order. Conversely, MGE could be required to provide a fuel credit to its customers if actual electric fuel costs were less than 98% of the electric fuel costs allowed in that order.

As of March 31, 2011, MGE's fuel costs are within the range authorized by the PSCW in the most recent rate order; therefore, no fuel credits or surcharges were necessary. In 2010, the PSCW authorized a refund of  $0.3 million of over collected 2009 fuel costs and accrued interest via a one-time credit, which was applied to customers' April 2010 bills.

c.       Purchased Gas Adjustment Clause.

MGE's natural gas rates are subject to a fuel adjustment clause designed to recover or refund the difference between the actual cost of purchased gas and the amount included in rates. Differences between the amounts billed to customers and the actual costs recoverable are deferred and recovered or refunded in future periods by means of prospective monthly adjustments to rates. At March 31, 2011 and December 31, 2010, MGE had over collected  $3.3 million and  $4.8 million, respectively. These amounts were recorded in other current liabilities on the Consolidated Balance Sheet.

Fair Value of Financial Instruments	3 Months Ended
Mar. 31, 2011
Fair Value Of Financial Instruments Disclosure [Abstract]
Fair Value Of Financial Instruments

13.       Fair Value of Financial Instruments - MGE Energy and MGE.

a.       Fair Value of Financial Assets and Liabilities Recorded at the Carrying Amount.

At March 31, 2011 and December 31, 2010, the carrying amount of cash, cash equivalents, and outstanding commercial paper approximates fair market value due to the short maturity of those investments and obligations. The estimated fair market value of MGE Energy's and MGE long-term debt is based on quoted market prices for similar financial instruments at March 31, 2011 and December 31, 2010. The estimated fair market value of MGE Energy's and MGE's financial instruments are as follows:

	March 31, 2011		December 31, 2010
	Carrying	Fair	Carrying	Fair
(In thousands)	Amount	Value	Amount	Value
MGE Energy
Assets:
Cash and cash equivalents	$30,685	$30,685	$7,110	$7,110
Liabilities:
Short-term debt - bank loans	0	0	19,000	19,000
Short-term debt - commercial paper	0	0	3,500	3,500
Long-term debt*	366,473	384,175	336,973	356,395

MGE
Assets:
Cash and cash equivalents	17,911	17,911	4,494	4,494
Liabilities:
Short-term debt - commercial paper	0	0	3,500	3,500
Long-term debt*	366,473	384,175	336,973	356,395

*Includes long-term debt due within one year.

b.       Recurring Fair Value Measurements.

Fair value is defined as the price that would be received to sell an asset or would be paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. The standard clarifies that fair value should be based on the assumptions market participants would use when pricing the asset or liability including assumptions about risk. The standard also establishes a three level fair value hierarchy based upon the observability of the assumptions used and requires the use of observable market data when available. The levels are:

Level 1 - Pricing inputs are quoted prices within active markets for identical assets or liabilities.

Level 2 - Pricing inputs are quoted prices within active markets for similar assets or liabilities; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations that are correlated with or otherwise verifiable by observable market data.

Level 3 - Pricing inputs are unobservable and reflect management's best estimate of what market participants would use in pricing the asset or liability.

The following table presents the balances of assets and liabilities measured at fair value on a recurring basis for MGE Energy and MGE.

	Fair Value as of March 31, 2011
(In thousands)	Total	Level 1	Level 2	Level 3
MGE Energy
Assets:
Exchange-traded investments	$550	$550	$0	$0
Total Assets	$550	$550	$0	$0
Liabilities:
Derivatives, net	$21,677	$(471)	$0	$22,148
Deferred compensation	1,564	1,564	0	0
Total Liabilities	$23,241	$1,093	$0	$22,148

MGE
Assets:
Exchange-traded investments	$317	$317	$0	$0
Total Assets	$317	$317	$0	$0
Liabilities:
Derivatives, net	$21,677	$(471)	$0	$22,148
Deferred compensation	1,564	1,564	0	0
Total Liabilities	$23,241	$1,093	$0	$22,148

	Fair Value as of December 31, 2010
(In thousands)	Total	Level 1	Level 2	Level 3
MGE Energy
Assets:
Exchange-traded investments	$430	$430	$0	$0
Total Assets	$430	$430	$0	$0
Liabilities:
Derivatives, net(a)	$19,230	$14	$0	$19,216
Deferred compensation	1,525	1,525	0	0
Total Liabilities	$20,755	$1,539	$0	$19,216

MGE
Assets:
Exchange-traded investments	$260	$260	$0	$0
Total Assets	$260	$260	$0	$0
Liabilities:
Derivatives, net(a)	$19,230	$14	$0	$19,216
Deferred compensation	1,525	1,525	0	0
Total Liabilities	$20,755	$1,539	$0	$19,216

(a) These amounts are shown gross and exclude $0.5 million of collateral that was posted against derivative positions with counterparties.

No transfers were made in or out of Level 1 or Level 2 for the three months ended March 31, 2011.

Investments include exchange-traded investment securities valued using quoted prices on active exchanges and are therefore classified as Level 1.

Derivatives include exchange-traded derivative contracts, over-the-counter party transactions, a ten-year purchased power agreement, and FTRs. Most exchange-traded derivative contracts are valued based on unadjusted quoted prices in active markets and are therefore classified as Level 1. A small number of exchange-traded derivative contracts are valued using quoted market pricing in markets with insufficient volumes and are therefore classified as Level 3. Transactions done with an over-the-counter party are on inactive markets and are therefore classified as Level 3. These transactions are valued based on quoted prices with markets with similar exchange traded transactions. The ten-year purchased power agreement (see Footnote 11) was valued using an internally-developed pricing model and therefore classified as Level 3. The model includes both observable and unobservable inputs. Inputs to the model require significant management judgment and estimation. The model uses a forward power pricing curve based on exchange-traded contracts in the electric futures market. As described above, the market prices from this source have insufficient volumes and are classified as Level 3 in the fair value hierarchy. To project future prices beyond the period in which these quoted market prices are available, MGE calculates the price based on forward gas prices and an implied heat rate. MGE considers the assumptions that market participants would use in valuing the asset or liability. This consideration includes assumptions about market risk such as liquidity, volatility and contract duration. The fair value model incorporates discounting, credit, and model risks. FTRs are priced based upon monthly auction results for identical or similar instruments in a closed market with limited data available and are therefore classified as Level 3.

The deferred compensation plan allows participants to defer certain cash compensation into a notional investment account. These amounts are included within other deferred liabilities in the balance sheets of MGE Energy and MGE. The notional investments earn interest based upon the semiannual rate of U.S. Treasury Bills having a 26 week maturity increased by 1% compounded monthly, with a minimum annual rate of 7%, compounded monthly, and are therefore based upon observable market data and classified as Level 1.

The following table summarizes the changes in Level 3 assets and liabilities measured at fair value on a recurring basis for both MGE Energy and MGE.

	Three Months Ended
(In thousands)	March 31,
	2011	2010
Balance as of January 1,	$(19,216)	$(13,047)
Realized and unrealized gains (losses):
Included in regulatory liabilities (assets)	(2,932)	(6,615)
Included in other comprehensive income	0	0
Included in earnings	(8)	(655)
Included in current assets	0	(24)
Purchases	0	0
Sales	71	101
Issuances	0	0
Settlements	(63)	578
Transfers in and/or out of Level 3	0	0
Balance as of March 31,	$(22,148)	$(19,662)
Total gains (losses) included in earnings attributed to the
change in unrealized gains (losses) related to assets and
liabilities held at March 31,(b)	$0	$0

The following table presents total realized and unrealized gains (losses) included in income for Level 3 assets and liabilities measured at fair value on a recurring basis for both MGE Energy and MGE (b).

	Three Months Ended
(In thousands)	March 31,
	2011	2010
Purchased Power Expense	$(8)	$(630)
Cost of Gas Sold Expense	0	(25)
Total	$(8)	$(655)

(b) MGE's exchange-traded derivative contracts, over-the-counter party transactions, ten-year purchased power agreement, and FTRs are subject to regulatory deferral. These derivatives are therefore marked to fair value and are offset with a corresponding regulatory asset or liability. A portion of MGE's derivative contracts fall under the incentive mechanism within the PGA clause and shareholders have the ability to receive a set percentage of the benefit or loss from these deals if certain thresholds are achieved. Under these derivatives, only the gains or losses associated with customers are subject to regulatory deferral. The remaining shareholder portion is reflected in other comprehensive income. As a result of the above described treatment, there are no unrealized gains or losses that flow through earnings.

New Accounting Pronouncements	3 Months Ended
Mar. 31, 2011
New Accounting Pronouncements Disclosure [Abstract]
New Accounting Pronouncements

14.       New Accounting Pronouncements - MGE Energy and MGE.

Fair Value Measurements and Disclosures.

In January 2010, the FASB issued authoritative guidance within the Codification's Fair Value Measurements and Disclosures topic that provides guidance on additional disclosures about fair value measurements. This authoritative guidance became effective January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which were effective January 1, 2011. The authoritative guidance did not have any financial impact, but required additional disclosures. See Footnote 13 for additional information.

Segment Information	3 Months Ended
Mar. 31, 2011
Segment Information Disclosure [Abstract]
Segment Information

15.       Segment Information - MGE Energy and MGE.

MGE Energy operates in the following business segments: electric utility, gas utility, nonregulated energy, transmission investment, and all other. See MGE Energy's and MGE's 2010 Annual Report on Form 10-K for additional discussion of each of these segments.

The following tables show segment information for MGE Energy's operations for the indicated periods:

(In thousands)			Non-			Consolidation/
MGE Energy			Regulated	Transmission	All	Elimination	Consolidated
	Electric	Gas	Energy	Investment	Others	Entries	Total
Three months ended March 31, 2011
Operating revenues	$86,007	$77,437	$1,161	$0	$0	$0	$164,605
Interdepartmental revenues	107	991	9,396	0	0	(10,494)	0
Total operating revenues	86,114	78,428	10,557	0	0	(10,494)	164,605
Depreciation and amortization	(6,977)	(1,337)	(1,702)	0	0	0	(10,016)
Other operating expenses	(70,916)	(63,053)	(39)	0	(177)	10,494	(123,691)
Operating income (loss)	8,221	14,038	8,816	0	(177)	0	30,898
Other income, net	157	44	0	2,097	88	0	2,386
Interest expense, net	(2,700)	(761)	(1,348)	0	(41)	0	(4,850)
Income (loss) before taxes	5,678	13,321	7,468	2,097	(130)	0	28,434
Income tax (provision) benefit	(1,601)	(5,248)	(2,997)	(852)	47	0	(10,651)
Net income (loss)	$4,077	$8,073	$4,471	$1,245	$(83)	$0	$17,783

Three Months ended March 31, 2010
Operating revenues	$81,994	$76,547	$1,102	$0	$0	$0	$159,643
Interdepartmental revenues	110	4,301	7,476	0	0	(11,887)	0
Total operating revenues	82,104	80,848	8,578	0	0	(11,887)	159,643
Depreciation and amortization	(6,803)	(1,284)	(1,135)	0	0	0	(9,222)
Other operating expenses	(72,406)	(67,978)	(30)	0	(119)	11,887	(128,646)
Operating income (loss)	2,895	11,586	7,413	0	(119)	0	21,775
Other (deductions) income, net	2,049	578	(104)	2,185	13	0	4,721
Interest (expense) income, net	(2,652)	(748)	(687)	0	179	0	(3,908)
Income before taxes	2,292	11,416	6,622	2,185	73	0	22,588
Income tax provision	(298)	(4,501)	(2,616)	(877)	(36)	0	(8,328)
Net income	$1,994	$6,915	$4,006	$1,308	$37	$0	$14,260

The following tables show segment information for MGE's operations for the indicated periods:

(In thousands)			Non-		Consolidation/
MGE			Regulated	Transmission	Elimination	Consolidated
	Electric	Gas	Energy	Investment	Entries	Total
Three Months ended March 31, 2011
Operating revenues	$86,007	$77,437	$1,161	$0	$0	$164,605
Interdepartmental revenues	107	991	9,396	0	(10,494)	0
Total operating revenues	86,114	78,428	10,557	0	(10,494)	164,605
Depreciation and amortization	(6,977)	(1,337)	(1,702)	0	0	(10,016)
Other operating expenses*	(72,551)	(68,311)	(3,036)	0	10,494	(133,404)
Operating income*	6,586	8,780	5,819	0	0	21,185
Other income, net *	191	54	0	1,246	0	1,491
Interest expense, net	(2,700)	(761)	(1,348)	0	0	(4,809)
Net income	4,077	8,073	4,471	1,246	0	17,867
Less: Net income attributable to
noncontrolling interest, net of tax	0	0	0	0	(5,933)	(5,933)
Net income attributable to MGE	$4,077	$8,073	$4,471	$1,246	$(5,933)	$11,934

Three Months ended March 31, 2010
Operating revenues	$81,994	$76,547	$1,102	$0	$0	$159,643
Interdepartmental revenues	110	4,301	7,476	0	(11,887)	0
Total operating revenues	82,104	80,848	8,578	0	(11,887)	159,643
Depreciation and amortization	(6,803)	(1,284)	(1,135)	0	0	(9,222)
Other operating expenses*	(71,864)	(72,242)	(2,646)	0	11,887	(134,865)
Operating income*	3,437	7,322	4,797	0	0	15,556
Other (deductions) income, net*	1,209	341	(104)	1,308	0	2,754
Interest expense, net	(2,652)	(748)	(687)	0	0	(4,087)
Net income	1,994	6,915	4,006	1,308	0	14,223
Less: net income attributable to
noncontrolling interest, net of tax	0	0	0	0	(5,096)	(5,096)
Net income attributable to MGE	$1,994	$6,915	$4,006	$1,308	$(5,096)	$9,127

*Amounts are shown net of the related tax expense, consistent with the presentation on the consolidated MGE Income Statement.

Subsequent Events	3 Months Ended
Mar. 31, 2011
Subsequent Events Disclosure [Abstract]
Subsequent Events

16.        Subsequent Events - MGE Energy and MGE.

a.       ATC Capital Contribution.

On April 29, 2011, MGE Transco made a voluntary  $0.3 million capital contribution to ATC.

b.       Share-Based Compensation.

On April 15, 2011, the MGE Energy Board of Directors approved an amendment to the MGE Energy 2006 Performance Unit Plan. The amendment pertains to the vesting provisions applicable to the currently outstanding awards, following an award holder's death, disability or retirement from the Company. As a result of the changes made by the amendment, the Company has accelerated a portion of the costs associated with the outstanding awards, which resulted in a compensation-related charge of  $0.5 million in the second quarter of 2011.